UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 31, 2016

Energy XXI Ltd

(Exact name of registrant as specified in its charter)

BERMUDA	001-33628	98-0499286
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Canon’s Court, 22 Victoria Street, P.O. Box HM

1179, Hamilton HM EX, Bermuda

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code (441) 295-2244

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported by Energy XXI Ltd, a Bermuda exempted company (the “Company”), on April 14, 2016, the Company, Energy XXI Gulf Coast, Inc., an indirect wholly-owned subsidiary of the Company (“EGC”), EPL Oil & Gas, Inc., an indirect wholly-owned subsidiary of the Company (“EPL”) and certain other subsidiaries of the Company (together with the Company, EGC and EPL, the “Debtors”) filed voluntary petitions for reorganization (the petitions collectively, the “Bankruptcy Petitions”) in the United States Bankruptcy Court for the Southern District of Texas, Houston Division (the “Bankruptcy Court”) seeking relief under the provisions of chapter 11 of Title 11 (“Chapter 11”) of the United States Code (the “Bankruptcy Code”) under the caption In re Energy XXI Ltd, et al., Case No. 16-31928 (the “Chapter 11 Cases”).

On September 20, 2016 and September 19, 2016, the Company entered into confidentiality agreements (collectively, as amended, the “Confidentiality Agreements”) with certain holders of unsecured indebtedness issued by EGC (the “Ad Hoc EGC Group”) and certain holders of unsecured indebtedness issued by EPL (the “Ad Hoc EPL Group”), respectively, which will expire pursuant to their terms at 8:00 a.m. eastern standard time on October 31, 2016.

Pursuant to the Confidentiality Agreements, the Company has agreed to publicly disclose all material non-public information regarding the Company provided to the Ad Hoc EGC Group and the Ad Hoc EPL Group and their respective legal and financial advisors. A meeting occurred  between certain representatives of the Debtors, the Ad Hoc EGC Group and the Ad Hoc EPL Group on September 21, 2016 (the “September 21 Meeting”), during which the Debtors made a diligence presentation regarding the Debtors to the Ad Hoc EGC Group and the Ad Hoc EPL Group. In connection with the September 21 Meeting and subsequent to the September 21 Meeting, the Company provided certain confidential information to the Ad Hoc EGC Group and the Ad Hoc EPL Group pursuant to the Confidentiality Agreements (the “Diligence Materials”), which is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K (this “Form 8-K”).

In an effort to consensually resolve outstanding disputes among the parties in interest, representatives for the Debtors, the first lien agent under certain of the Debtors’ revolving credit facility (the “First Lien Agent”), certain holders of EGC’s 11.000% Senior Secured Second Lien Notes due 2020 (the “Second Lien Noteholders”), the Official Committee of Unsecured Creditors (the “UCC”) and its members, the Official Committee of Equity Security Holders (the “Equity Committee”), the Ad Hoc EGC Group, the Ad Hoc EPL Group and their respective advisors agreed to participate in a confidential and non-binding mediation process, as discussed on the record at a hearing before the Bankruptcy Court on September 13, 2016.  On September 16, 2016, the Bankruptcy Court appointed Judge Leif Clark as the mediator.  Mediation began on September 28, 2016 and continued on a formal basis, with Judge Clark present, for an additional five days.  As reported at the status hearing with the Bankruptcy Court on October 21, 2016, the Debtors, the First Lien Agent, the Second Lien Noteholders, the UCC and its members, the Equity Committee, the Ad Hoc EGC Group, and the Ad Hoc EPL Group continue to work with the mediator to discuss a potential consensual resolution of the Chapter 11 Cases.

Any financial projections or forecasts included in the Diligence Materials were not prepared with a view toward public disclosure or compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the American Institute of Certified Public Accountants regarding projections or forecasts. The projections do not purport to present the Company’s financial condition in accordance with accounting principles generally accepted in the United States. The Company’s independent accountants have not examined, compiled or otherwise applied procedures to the projections and, accordingly, do not express an opinion or any other form of assurance with respect to the projections. The inclusion of the projections herein should not be regarded as an indication that the Company or their affiliates or representatives consider the projections to be a reliable prediction of future events, and the projections should not be relied upon as such. Neither the Company nor any of its affiliates or representatives has made or makes any representation to any person regarding the ultimate outcome of the Company’s restructuring compared to the projections, and none of them undertakes any obligation to publicly update the projections to reflect circumstances existing after the date when the projections were made or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the projections are shown to be in error.

The information included in this Form 8-K under Item 7.01 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities of that Section, unless the registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates it by reference into a filing under the Exchange Act or the Securities Act of 1933, as amended.

Cautionary Note Regarding Forward-Looking Statements

This Form 8-K and the related exhibits contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including those relating to the intent, beliefs, plans or expectations of the Company are based upon current expectations and are subject to a number of risks, uncertainties and assumptions. It is not possible to predict or identify all such factors and the following list should not be considered a complete statement of all potential risks and uncertainties relating to the bankruptcy filing by the Debtors, including, but not limited to: (i) the Company’s ability to obtain Bankruptcy Court approval with respect to motions or other requests made to the Bankruptcy Court in the Chapter 11 Cases, including maintaining strategic control as debtor-in-possession, (ii) the ability of the Company and its subsidiaries to negotiate, develop, confirm and consummate the Plan, (iii) the effects of the Company’s bankruptcy filing on the Company and on the interests of various constituents, (iv) the Bankruptcy Court rulings in the Chapter 11 Cases as well the outcome of all other pending litigation and the outcome of the Chapter 11 Cases in general, (v) the length of time that the Company will operate under Chapter 11 protection and the continued availability of operating capital during the pendency of the proceedings, (vi) risks associated with third party motions in the Chapter 11 Cases, which may interfere with the Company’s ability to confirm and consummate the Plan, (vii) the potential adverse effects of the Chapter 11 proceedings on the Company’s liquidity or results of operations, (viii) increased advisory costs to execute the Company’s reorganization, (ix) the impact of NASDAQ’s delisting on the liquidity and market price of the Company’s common stock and on the Company’s ability to access the public capital markets, (x) the uncertainty that any trading market for the Company’s common stock will exist or develop in the over-the-counter markets, and (xi) other risks and uncertainties. These risks and uncertainties could cause actual results, including project plans and related expenditures and resource recoveries, to differ materially from those described in the forward-looking statements. For a more detailed discussion of risk factors, please see Part I, Item 1A, “Risk Factors” of the Company’s most recent Annual Report on Form 10-K for more information.  The Company assumes no obligation and expressly disclaims any duty to update the information contained herein except as required by law.

Item 9.01 Financial Statements and Exhibits

(d)       Exhibits

Exhibit No.	Description
99.1	Diligence Materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy XXI Ltd

	By:	/s/ Bruce W. Busmire
Bruce W. Busmire
October 31, 2016		Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Diligence Materials.